SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A


                      CURRENT REPORT - Amendment No. 1

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                               October 26, 1999



                         PRIME CAPITAL CORPORATION
         (Exact name of registrant as specified in its charter)

Delaware                           0-14888                  36-3347311
(State of Incorporation)   (Commission File Number)      (IRS Employer
                                                   Identification No.)


               O'Hare International Center, 10275 W. Higgins Rd.,
                         Rosemont, IL 60018-3890
         (Address of principal executive offices, including zip code)


                                (847) 294-6000
                       (Registrant's telephone number)


Item 4.  Changes in Registrant's Certifying Accountant.

     Item 4 of the Company's Current Report on Form 8-K filed on
November 1, 1999 is hereby amended by the addition of the following:

     The Company has requested that KPMG furnish it with a letter, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made by the Company in response to this Item 4 and, if not, stating the respects in which it does not agree. A copy of such letter, dated November 5, 1999, is included as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits            Description

         Exhibit No. 16      Letter dated November 5, 1999 from KPMG
                             related to the change in certifying Accountants.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 11, 1999          PRIME CAPITAL CORPORATION

                                  /s/ Vern Landeck

                                 Vern Landeck, Chief Financial Officer

                                 Vern Landeck is the Principal Financial
                                 and Accounting Officer and has been duly authorized to sign on behalf of the Registrant

                                 /s/ James A. Friedman

                                James A. Friedman, Chief Executive Officer


                               Exhibit No. 16

November 5, 1999



Securities and Exchange Commission
Washington, DC  20549

Ladies and Gentlemen:

We were previously principal accountants for Prime Capital Corporation and, under date of May 20, 1999, we reported on the consolidated balance sheets of Prime Capital Corporation and subsidiaries as of and for the years ended December 31, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1998. On October 26, 1999, we resigned. We have read Prime Capital Corporation's statements included under Item 4 of its Form 8-K dated November 1, 1999, and we agree with such statements.

Very truly yours,

KPMG LLP